UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.               )
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ENCORE WIRE CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ENCORE WIRE CORPORATION
1410 Millwood Road
McKinney, Texas 75069
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 1, 2007
NOTICE is hereby given that the annual meeting of stockholders of Encore Wire Corporation (the “Company”) will be held on Tuesday, May 1, 2007, at 9:00 a.m., local time, at the Eldorado Country Club, 2604 Country Club Drive, McKinney, Texas, 75069, for the following purposes:
1.	To elect a Board of Directors for the ensuing year;

2.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2007; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.
Only stockholders of record at the close of business on March 2, 2007 are entitled to notice of and to vote at the meeting or any adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Company’s 2006 Annual Report, containing a record of the Company’s activities and consolidated financial statements for the year ended December 31, 2006, is also enclosed.
Dated: March 31, 2007.
By Order of the Board of Directors
FRANK J. BILBAN
Secretary

YOUR VOTE IS IMPORTANT.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

PROXY STATEMENT
GENERAL
PROPOSAL ONE
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND OTHER BOARD MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Report of the Compensation Committee
Summary Compensation Table
Grants of Plan Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
PROPOSAL TWO
STOCKHOLDER PROPOSALS AND OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT
OTHER BUSINESS
ANNEX A
ANNEX B
ANNEX C

ENCORE WIRE CORPORATION
1410 Millwood Road
McKinney, Texas 75069
PROXY STATEMENT
For Annual Meeting of Stockholders
To be Held on May 1, 2007
GENERAL
The accompanying proxy is solicited by the Board of Directors (the “Board” or the “Board of Directors”) of Encore Wire Corporation (the “Company” or “Encore Wire” or “Encore”) for use at the annual meeting of stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing notice. The approximate date on which this proxy statement and the accompanying proxy are first being sent to stockholders is March 31, 2007.
The cost of soliciting proxies will be borne by the Company. The Company may use certain of its officers and employees (who will receive no special compensation therefore) to solicit proxies in person or by telephone, facsimile, telegraph or similar means.
Proxies
Shares entitled to vote and represented by a proxy in the accompanying form duly signed, dated and returned to the Company and not revoked, will be voted at the meeting in accordance with the directions given. If no direction is given, such shares will be voted for the election of the nominees for directors named in the accompanying form of proxy and in favor of the other proposals set forth in the notice. Any stockholder returning a proxy may revoke it at any time before it has been exercised by giving written notice of such revocation to the Secretary of the Company, by filing with the Company a proxy bearing a subsequent date or by voting in person at the meeting.
Voting Procedures and Tabulation
The Company will appoint one or more inspectors of election to conduct the voting at the meeting. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each share, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.
The inspectors will tabulate the number of votes cast for or withheld as to the vote on each nominee for director and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to the proposal to ratify the appointment of the auditors. A majority of the Common Stock outstanding and entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum. Directors are elected by a plurality of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will have no effect on voting on the election of directors, provided a quorum is present. The proposal to ratify the appointment of auditors will be approved by a vote of a majority of the holders of shares of Common Stock having voting power present in person or represented by proxy. An abstention with respect to such proposal will therefore effectively count as a vote against such proposal. A broker non-vote or other limited proxy as to the proposal to ratify the auditors will be counted towards a meeting quorum, but such broker non-vote cannot be voted on such proposal and therefore will not be considered a part of the voting power with respect to the proposal. This has the effect of reducing the number of stockholder votes required to approve that proposal.
Voting Securities
The only voting security of the Company outstanding is its Common Stock, par value $0.01 per share. Only the holders of record of Common Stock at the close of business on March 2, 2007, the record date for the meeting, are entitled to notice of, and to vote at, the meeting. On the record date, there were 23,318,352 shares of Common Stock outstanding and entitled to be voted at the meeting. A majority of such shares, present in person or by proxy, is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote.
PROPOSAL ONE
ELECTION OF DIRECTORS
The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Bylaws of the Company provide for a minimum of five directors, and the Board of Directors has fixed at seven the number of directors that will constitute the full Board of Directors at the time of the 2007 annual meeting of stockholders. At the meeting, seven directors will be elected. William R. Thomas will not stand for re-election as a director of the Company at the 2007 annual meeting of stockholders. Mr. Thomas, age 78, is retiring from several boards on which he presently serves, one of which is Encore Wire. The Board of Directors has selected William R. Thomas III, the son of William R. Thomas, as the replacement nominee. Mr. Thomas III was recommended to the Board by the Company’s Nominating and Corporate Governance Committee. Mr. Thomas III is assuming an increased role at Capital Southwest Corporation, a publicly-traded venture capital investment company, that owns over 17.5% of Encore Wire Corporation stock.
Directors are elected by plurality vote, and cumulative voting is not permitted. All duly submitted and unrevoked proxies will be voted for the nominees for director selected by the Board of Directors, except where authorization to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.
The nominees of the Board for directors of the Company are named below. Each of the nominees has consented to serve as a director if elected. The table below sets forth certain information with respect to the nominees. All of the nominees, with the exception of William R. Thomas III, are presently directors of the Company. With the exception of John H. Wilson, all of the nominees have served continuously as directors since the date of their first election or appointment to the Board. Mr. Wilson served as a director of Encore from April 1989 until May 1993 and was re-elected to the Board in May 1994.

Joseph M. Brito, age 84, Director since October 1997.	Mr. Brito has been President of C.B. Utility Co., C. Brito Construction Co. and Brito Enterprises, Inc., public utility contracting firms, for more than ten years. Mr. Brito is also a general partner of Tupelo Realty and Brito Associates, real estate development companies, and an officer of 1776 Liquors, Ltd. of Bristol, a liquor retailer. Mr. Brito has also served on the regional advisory board of Fleet National Bank, as regional Vice President of the National Utility Contractors Association and as Administrative Vice President of the Rhode Island Contractors Association.

Donald E. Courtney, age 76, Director since 1989.	Mr. Courtney has been President and Chairman of the Board of Directors of Investech, Ltd., which is a private importing firm, since 1994. Mr. Courtney is also currently Chairman of Tempo Lighting, Inc. and Chairman of MDinTouch, Inc.

Thomas L. Cunningham, age 63, Director since May 2003.	Mr. Cunningham has been self-employed as a Certified Public Accountant since January 1997 and for other earlier interim periods in 1991-92. As part of his CPA practice, Mr. Cunningham is currently licensed as a financial advisor under NASD Series 24 and 7 by H. D. Vest Financial Services, a nonbank subsidiary of Wells Fargo. From 1993 through 1996, Mr. Cunningham worked as a senior equity research analyst covering special situations with William K. Woodruff Incorporated and Rauscher Pierce Refsnes Inc. (now RBC Dain Rauscher). Mr. Cunningham served over 28 years at Ernst & Young LLP (and predecessor firms) where he withdrew as a partner in September 1991. Mr. Cunningham also serves as a director and is Chairman of the Audit Committee of HealthAxis Inc., and from December 1991 through October 2003 was a director and Chairman of the Audit Committee of Bluebonnet Savings Bank FSB, Dallas, Texas. Bluebonnet was liquidated as a profitable savings bank in October 2003.

Daniel L. Jones, age 43, Director since May 1994.	Mr. Jones has held the title of President and Chief Executive Officer of the Company since February 2006, however he performed the duties of the Chief Executive Officer in an interim capacity since May 2005. From May 1998 until February 2006, Mr. Jones was President and Chief Operating Officer of the Company. He previously held the positions of Chief Operating Officer from October 1997 until May 1998, Executive Vice President from May 1997 to October 1997, Vice President-Sales and Marketing of Encore from 1992 to May 1997, after serving as Director of Sales since joining the Company in November 1989.

William R. Thomas III age 35, Nominee for Director	Mr. Thomas has been an Investment Associate at Capital Southwest Corporation, a publicly-traded venture capital investment company, since July 2006. From 2004 to 2006, Mr. Thomas earned his M.B.A. from Harvard Business School. During a portion of his time at Harvard, Mr. Thomas served as a consultant at Investor Group Services, a consulting firm serving private equity clients. From 1995 through 2004, Mr. Thomas served in the U.S. Air Force, reaching the rank of Major. During his time in the Air Force, Mr. Thomas served in contract and logistics management positions in the Air Mobility Command and as chief pilot of an Air Force Airlift Group.

Scott D. Weaver, age 48, Director since May 2002.	Mr. Weaver has been the Chief Administrative Officer of Western Refining, Inc., a public refining and marketing company located in El Paso, Texas since August 2005 and a Director of Western, Inc. since 2005. From June 2000 to August 2005, Mr. Weaver served as Chief Financial Officer of Western Refining. From 1993 until June 2000, Mr. Weaver was the Vice President-Finance, Treasurer and Secretary of the Company.

John H. Wilson, age 64, Director from 1989 until May 1993 and since May 1994.	Mr. Wilson has been President of U.S. Equity Corporation, a venture capital firm, since 1983 and served as President of Whitehall Corporation from May 1995 to July 1998. Mr. Wilson is currently a director of Capital Southwest Corporation, Xponential, Inc., a retail finance company and Palm Harbor Homes, Inc., a manufactured housing company.
William R. Thomas, age 78, currently serves as a director of the Company, and will not stand for re-election as a director of the Company at the 2007 annual meeting of stockholders. Mr. Thomas has served as a director of the Company since 1989. Mr. Thomas has been President since 1980 and Chairman of the Board since 1982 of Capital Southwest Corporation, a publicly owned venture capital investment firm. Mr. Thomas is currently a director of Alamo Group, Inc.

which provides mowing equipment for agricultural, commercial and governmental users, and Palm Harbor Homes, Inc., a manufactured housing company.
William R. Thomas is the father of William R. Thomas III, a nominee for election as a director at the 2007 Annual Meeting. Other than this relationship, there are no family relationships between any of the nominees or between any of the nominees and any director or executive officer of the Company. Mr. Thomas and Mr. Wilson were originally elected to the Board of Directors of the Company pursuant to the terms of an investment purchase agreement entered into in connection with the formation of the Company in 1989. The director election provisions of the agreement were terminated in connection with the Company’s initial public offering in 1992.
In connection with the Company’s long-standing commitment to conduct its business in compliance with applicable laws and regulations and in accordance with its ethical principles, the Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all employees, officers, directors, and advisors of the Company. The Code of Business Conduct and Ethics of the Company is available under the “Investor Relations – Corporate Governance” section of the Company’s website at www.encorewire.com, and is incorporated herein by reference.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NOMINEES SET FORTH ABOVE.
CORPORATE GOVERNANCE AND OTHER BOARD MATTERS
Board Independence
The Board has determined that each of the following directors and director nominees is “independent” as defined by Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market. (“NASDAQ”):
Joseph M. Brito
Thomas L. Cunningham
William R. Thomas
William R. Thomas III
Scott D. Weaver
John H. Wilson
The Board has determined that each of the current members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committees of the Board of Directors is “independent” within the rules set forth in the listing standards of NASDAQ. The Board has also determined that each of Daniel L. Jones, President and Chief Executive Officer of the Company, and Donald E. Courtney, a current director of the Company, are not “independent” as defined by Rule 4200(a)(15) of the listing standards of NASDAQ.

Board Structure and Committee Composition
As of the date of this proxy statement, the Board has seven directors and the following three committees: Audit, Compensation, and Nominating and Corporate Governance. The membership and function of each committee is described below. Each of the committees operates under a written charter adopted by the Board of Directors. A copy of each charter is available under the “Investor Relations – Corporate Governance” section of the Company’s website at www.encorewire.com.
During the Company’s fiscal year ended December 31, 2006, the Board of Directors held a total of four meetings. Each director attended at least 75% of the aggregate of such meetings held during the period in which such director served and the meetings held by all committees on which such director served. Directors are encouraged to attend annual meetings of the stockholders of the Company.
Audit Committee
The current members of the Audit Committee are Scott D. Weaver (Chairman), Thomas L. Cunningham, and John H. Wilson, each of whom meet the independence requirements of the applicable NASDAQ and the Securities and Exchange Commission (the “SEC”) rules. The members of the Audit Committee during fiscal year 2006 were Scott D. Weaver (Chairman), Thomas L. Cunningham, and John H. Wilson. The Audit Committee met six times during 2006. The role of the Audit Committee is to review, with the Company’s auditors, the scope of the audit procedures to be applied in the conduct of the annual audit as well as the results of the annual audit. The Audit Committee works closely with management as well as the Company’s independent auditors. The Audit Committee Charter is attached as Annex A, and is available under the “Investor Relations – Corporate Governance” section of the Company’s website at www.encorewire.com.
The Board has determined that Thomas L. Cunningham, Scott D. Weaver and John H. Wilson are the “audit committee financial experts” of the Company, as defined in the rules established by the NASDAQ and the SEC.
Compensation Committee
The current members of the Compensation Committee are William R. Thomas (Chairman), Joseph M. Brito, John H. Wilson, Scott D. Weaver and Thomas L. Cunningham. Mr. Weaver and Mr. Cunningham were added to the Compensation Committee at the February 12, 2007 Board meeting. The members of the Compensation Committee during fiscal year 2006 were William R. Thomas (Chairman), Joseph M. Brito, and John H. Wilson. The Compensation Committee met two times during 2006. The role of the Compensation Committee is to review the performance of officers, including those officers who are also members of the Board, and to set their compensation. The Compensation Committee also supervises and administers the Company’s stock option plans and all other compensation and benefit policies, practices and plans of the Company. The Compensation Committee Charter is attached as Annex B and is available at www.encorewire.com.

Nominating and Corporate Governance Committee
The current members of the Nominating and Corporate Governance Committee are John H. Wilson (Chairman), Joseph M. Brito, and William R. Thomas. The members of the Nominating and Corporate Governance Committee during fiscal year 2006 were John H. Wilson (Chairman), Joseph M. Brito, and William R. Thomas. The Nominating and Corporate Governance Committee met once in 2006. The Nominating and Corporate Governance Committee assists the Board by identifying individuals qualified to become Board members, advises the Board concerning Board membership, leads the Board in an annual review, and recommends director nominees to the Board. The Nominating and Corporate Governance Committee Charter is attached as Annex C.
Consideration of Director Nominees
Stockholder nominees
The policy of the Nominating and Corporate Governance Committee is to consider properly submitted nominations for candidates for membership on the Board, as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating and Corporate Governance Committee shall address the membership criteria adopted by the Board as described below in “Director Qualifications.” Any stockholder director nomination proposed for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:
Nominating and Corporate Governance Committee
c/o Corporate Secretary
Encore Wire Corporation
1410 Millwood Road
McKinney, Texas 75069
Director Qualifications
The Board has adopted criteria that apply to nominees recommended by the Nominating and Corporate Governance Committee for a position on Encore’s Board. Among the qualifications provided by the criteria, members should be of the highest ethical character and share the values of the Company. Directors should have reputations consistent with the image and reputation of the Company and should be highly accomplished in their respective fields, possessing superior credentials and recognition. Directors should also be active or former senior executive officers of public or significant private companies or leaders in various industries, including the electrical wire and cable industry. Directors should also have the ability to exercise sound business judgment.
Identifying and Evaluating Nominees for Directors
The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Upon the need to add a new director or fill a vacancy on the Board, the Nominating and Corporate Governance Committee will consider prospective candidates. Candidates for director may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders, or other persons as provided by the Charter of the Nominating and Corporate Governance Committee. As described above, the Nominating and Corporate Governance Committee considers properly submitted stockholder nominations for candidates to the Board. Following verification of stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Corporate Governance Committee along with the other recommendations. In evaluating such nominations, the Nominating and Corporate Governance Committee shall address the membership criteria adopted by the Board as described above in “Director Qualifications,” which seeks to achieve a balance of knowledge, experience, and expertise on the Board.
Stockholder Communications with the Board
The Board provides a process for stockholders of the Company to send written communications to the entire Board. Stockholders of the Company may send written communications to the Board c/o Corporate Secretary, Encore Wire Corporation, 1410 Millwood Road, McKinney, Texas 75069. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board on a periodic basis.
Report of the Audit Committee
To the Stockholders of Encore Wire Corporation:
The Audit Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial reporting process including the Company’s system of internal controls, and the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes.
It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not employees of the Company and may not represent themselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing. As a result, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company’s financial statements.
In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Company’s Annual Report referred to below, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended. The Audit Committee has also discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures and letter received from the independent auditors as required by the Independence Standards Board Standard No. 1, and has discussed the independent accountant’s independence and considered the compatibility of non-audit services with the auditors’ independence.
The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”
The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. In addition, the Audit Committee met with management during the year to review the Company’s Sarbanes-Oxley Section 404 compliance efforts related to internal controls over financial reporting. The Audit Committee held six meetings during fiscal year 2006.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of Ernst & Young LLP as the Company’s independent auditors.
AUDIT COMMITTEE
Scott D. Weaver, Chairman
John H. Wilson
Thomas L. Cunningham
The above report of the Audit Committee and the information disclosed above related to Audit Committee independence under the heading “Board Independence” shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or under the Securities Act of 1933 (the “Securities Act”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
AND EXECUTIVE OFFICERS
The following table sets forth, as of March 2, 2007, the beneficial ownership of Common Stock of the Company (the only equity securities of the Company presently outstanding) by (i) each director and nominee for director of the Company, (ii) the named executive officers listed in the Summary Compensation Table elsewhere in this proxy statement, (iii) all directors and executive officers of the Company as a group and (iv) each person who was known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock

	Common Stock
	Beneficially Owned (1)
	Number		Percent
Name	of Shares		of Class
Directors and Nominees for Director
Joseph M. Brito	40,175		0.17%
Donald E. Courtney	295,143		1.27%
Thomas L. Cunningham	20,001		0.09%
Daniel L. Jones	429,966	(2)	1.82%
William R. Thomas	–	(3)	–
William R. Thomas III	–	(3)	–
Scott D. Weaver	20,000		0.09%
John H. Wilson	–	(3)	–

Named Executive Officer (excluding directors and nominees named above)
Frank J. Bilban	110,156	(4)	0.47%
David K. Smith	71,639	(5)	0.31%
Kevin M. Kieffer	–		–
Rick R. Gottschalk	3,011	(6)	0.01%

All Directors and Executive Officers as a group (11 persons).	990,091	(7)	4.17%
Beneficial Owners of More than 5% (excluding persons named above)
Capital Southwest Corporation	4,086,750	(8)	17.58%
Goldman Sachs Asset Management, L.P.	1,188,637	(9)	5.10%
FMR Corp	2,326,600	(10)	9.98%
Vincent A. Rego	1,441,104	(11)	6.18%

(1)	Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such stockholder.

(2)	Includes 262,500 shares of Common Stock subject to stock options that are exercisable within 60 days, 10,125 shares of Common Stock owned by Mr. Jones’ spouse and 337 shares owned for the benefit of Mr. Jones’ minor son. Mr. Jones disclaims beneficial ownership of the shares owned by his spouse.

(3)	William R. Thomas and John H. Wilson, directors of the Company, are both directors of, and Mr. Thomas is President and Chairman of the Board of, Capital Southwest Corporation. Further, William R. Thomas III, a nominee for director of the Company, is an Investment Associate with Capital Southwest Corporation. As indicated in the table, Capital Southwest Corporation is a principal stockholder of the Company. Mr. Thomas, Mr. Thomas III and Mr. Wilson may be deemed to share voting and investment power with respect to the 4,086,750 shares of Common Stock beneficially owned by Capital Southwest Corporation. Mr. Thomas, Mr. Thomas III and Mr. Wilson each disclaim beneficial ownership of such shares.

(4)	Includes 72,000 shares of Common Stock subject to stock options that are exercisable within 60 days.

(5)	Includes 71,551 shares of Common Stock subject to stock options that are exercisable within 60 days.

(6)	Includes 3,000 shares of Common Stock subject to stock options that are exercisable within 60 days.

(7)	Includes an aggregate of 409,051 shares of Common Stock that directors and executive officers have the right to acquire within 60 days pursuant to the exercise of stock options, but does not include 4,086,750 shares beneficially owned by Capital Southwest Corporation as to which Mr. Thomas, Mr. Thomas III and Mr. Wilson may be deemed to share voting and investment power (described in footnote 3 above) because Mr. Thomas, Mr. Thomas III and Mr. Wilson disclaim beneficial ownership of such shares.

(8)	As reported in a Schedule 13D filed October 9, 1998 with the SEC by Capital Southwest Corporation showing its beneficial ownership of Company stock, including 2,774,250 shares held by Capital Southwest Venture Corporation, a wholly-owned subsidiary of Capital Southwest Corporation.

(9)	As reported in a Schedule 13G filed January 10, 2007 with the SEC by Goldman Sachs Asset Management, L.P.

(10)	As reported in a Schedule 13G filed February 14, 2007 with the SEC by FMR Corp.

(11)	Includes 1,055,477 shares of Common Stock held by Dorvin Partners, L.P., a family limited partnership. The general partner of Dorvin Partners, L.P. is a trust, and its limited partners are eight separate family trusts for the benefit of Mr. Rego’s two sons. Mr. Rego serves as trustee for the general partner trust and is a co-trustee of four of the limited partnership trusts. Mr. Rego has sole power to vote or to direct the vote and the sole power to dispose of or to direct the disposition of all 1,055,477 shares of Common Stock held by Dorvin Partners.

The respective addresses of the holders of more than five percent of the Common Stock of the Company are as follows: Capital Southwest Corporation, 12900 Preston Road, Dallas, Texas 75230; Vincent A. Rego, 1410 Millwood Road, McKinney, Texas 75069; Goldman Sachs, 30 Hudson Street, Jersey City, New Jersey 07302; and FMR Corp, 82 Devonshire Street, Boston, Massachusetts 02109.
EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
This Compensation Discussion and Analysis section addresses the following topics: (i) the members and role of the compensation committee (the “Compensation Committee”); (ii) our compensation-setting process; (iii) our compensation philosophy; (iv) the components of our executive compensation program; and (v) our compensation decisions for fiscal year 2006.
Throughout this proxy statement the individuals whose compensation is reported in the “Summary Compensation Table” are referred to as the “named executive officers”. In this “Compensation Discussion and Analysis” section, the terms, “we,” “our,” “us,” and the “Committee” refer to the Compensation Committee.
The Compensation Committee
Committee Members and Independence
William R. Thomas, Joseph M. Brito, John H. Wilson, Thomas L. Cunningham, and Scott D. Weaver are the current members of the Compensation Committee. Mr. Thomas, who has served on the Board of Directors since 1989, is the Committee Chairman. Each member of the Committee qualifies as an independent director under NASDAQ listing standards.
Role of the Committee
The Compensation Committee administers the compensation program for the named executive officers and certain key employees of the Company and makes all related decisions. The Committee also administers the Company’s employee stock option plan. The Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive. The Compensation Committee did not retain compensation advisors during 2006, nor has it done so in the past. We operate under a written charter adopted by the Board. The charter is attached as Annex B and is available at www.encorewire.com. The fundamental responsibilities of our Committee are:
•	to review at least annually the goals and objectives and the structure of the Company’s plans for executive compensation, incentive compensation, equity-based compensation, and its general compensation plans and employee benefit plans (including retirement and health insurance plans);

•	to evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and to determine his or her compensation level based on this evaluation;

•	to review annually and determine the compensation level of all other executive officers of the Company, in light of the goals and objectives of the Company’s executive compensation plans;

•	in consultation with the Chief Executive Officer, to oversee the annual evaluation of management of the Company, including other executive officers and key employees of the Company;

•	periodically, as the Committee deems necessary or desirable and pursuant to the applicable equity-based compensation plan, to grant, or recommend that the Board grant, equity-based compensation awards to any officer or employee of the Company for such number of shares of common stock as the Committee, in its sole discretion, shall deem to be in the best interest of the Company; and

•	to review and recommend to the Board all equity-based compensation plans.
Committee Meetings
The Compensation Committee meets as often as necessary to perform its duties and responsibilities. We held two meetings during fiscal 2006 and have held two meetings so far during fiscal 2007. We typically meet with the Chief Executive Officer. We also meet in executive session without management.
The Compensation-Setting Process
We meet in executive session each year to evaluate the performance of the named executive officers and certain key employees, to determine their incentive bonuses for the prior fiscal year, to set their base salaries for the next calendar year, and to consider and approve any grants to them of equity incentive compensation.
Although many compensation decisions are made in the fourth quarter, our compensation planning process continues throughout the year. Compensation decisions are designed to promote our fundamental business objectives and strategy. Business and succession planning, evaluation of management performance and consideration of the business environment are year-round processes.
Management plays a significant role in the compensation-setting process. The most significant aspects of management’s role are:
•	evaluating employee performance; and

•	recommending salary levels and option awards.

The Chief Executive Officer also participates in Compensation Committee meetings at the Compensation Committee’s request to provide:
•	background information regarding the Company’s strategic objectives;

•	his evaluation of the performance of the named executive officers and other key employees; and

•	compensation recommendations as to the named executive officers (other than himself).
Executive Compensation Philosophy
The Company believes in rewarding executives based on individual performance as well as aligning the executives’ interests with those of the stockholders with the ultimate objective of improving stockholder value. To that end, the Committee believes executive compensation packages provided by the Company to its executives should include both cash and stock-based compensation that reward performance.
The Compensation Committee seeks to achieve the following goals with the Company’s executive compensation programs: to attract, retain and motivate key executives and to reward executives for value creation. The individual judgments made by the Compensation Committee are subjective and are based largely on the Compensation Committee’s perception of each executive’s contribution to both past performance and the long-term growth potential of the Company.
At the core of our compensation philosophy is our guiding belief that pay should be linked to performance, and several factors underscore that philosophy. First, a substantial portion of executive officer compensation is determined by each executive officers’ contribution to the Company’s profitability. Next, we do not have any employment, severance or change-in-control agreements with any of our executive officers. Finally, we do not believe in discounted stock options, reload stock options or re-pricing of stock options.
The Committee believes that total compensation and accountability should increase with position and responsibility. Consistent with this philosophy, total compensation is higher for individuals with greater responsibility and greater ability to influence the Company’s targeted results and strategic initiatives. As position and responsibility increases, a greater portion of the named executive officer’s total compensation is performance-based pay.
In addition, our compensation methods focus management on achieving strong annual performance in a manner that supports and ensures the Company’s long-term success and profitability. We believe that stock options issued under the Company’s stock option plans create long-term incentives that align the interests of management with the interests of long-term stockholders.
Finally, while the Company’s overall compensation levels must be sufficiently competitive to attract talented leaders, we believe that compensation should be set at responsible levels. Our executive compensation programs are intended to be consistent with the Company’s cost control strategies.

2006 Compensation
This section describes the compensation decisions that were made with respect to the named executive officers for fiscal 2006.
Executive Summary
In fiscal 2006 and the first quarter of fiscal 2007, we continued to apply the compensation principles described above in determining the compensation of our named executive officers. Our decisions were made in the context of the Company achieving record-breaking earnings for the third consecutive year. In summary, the compensation decisions made for fiscal 2006 for the named executive officers were as follows:
•	We did not increase base salaries for the named executive officers.

•	We substantially increased cash incentive (bonus) payments to named executive officers.

•	In fiscal 2006, only one option grant was made to a named executive officer.
The primary components of total compensation for the Company’s named executive officers during fiscal year 2006 were as follows:
•	Base Salary;

•	Cash Incentive (Bonus); and

•	Equity Incentive
Base Salary
In determining base salaries, we consider the executive’s qualifications and experience, scope of responsibilities, the goals and objectives established for the executive, the executive’s past performance, internal pay equity, the tax deductibility of base salary and cash incentive payments and the extent to which the company’s earnings were affected by the executive’s actions. The relative amounts of the base salary and bonus of our Chief Executive Officer and Chief Financial Officer are set at levels so that a significant portion of the total compensation that such executive can earn is performance-based pay.
Base salary is largely determined based on the subjective judgment of the Committee without the use of a formula, taking into account the factors described above. In determining the base salary of the named executive officers, the Committee may periodically determine the applicable peer group and refer to surveys of compensation data for similar positions with similar companies. However, no such study was performed that affected any element of the total compensation paid to the named executive officers in fiscal 2006.
Applying the criteria set forth above, the Chief Executive Officer’s base salary for Fiscal 2006 was set at $400,000, and the Chief Financial Officer’s base salary for Fiscal 2006 was set at $180,000. Neither the CEO nor the CFO has received a base salary increase since January 1, 2004.

Cash Incentive
Cash incentive bonus payments are discretionary, based primarily on each executive officers contribution to the Company’s profitability over the applicable performance measurement periods. The Committee believes that profitability is the most useful measure of management’s effectiveness in creating value for the stockholders of the Company. No specific formula is used in making such bonus determinations.
In tandem with the Company’s third consecutive year of records earnings, the Chief Executive Officer received a cash incentive payment for fiscal 2006 totaling $450,000, and the Chief Financial Officer received a cash incentive payment for fiscal 2006 totaling $150,000. The bonuses of the Chief Executive Officer and Chief Financial Officer, respectively, increased from $250,000 and $100,000 in 2005.
Equity Incentive
The Company’s executive officers are eligible to receive performance-based stock options granted under the Encore Wire Corporation 1999 Stock Option Plan, as amended and restated (as more fully described in Note 6 to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and incorporated herein by reference). The Company grants all stock options based on the fair market value as of the date of grant. The exercise price for stock option grants is determined by reference to the closing price per share on the NASDAQ Stock Market at the close of business on the date of grant. Other than stock option plan described above, the Company does not have any other equity incentive plans currently in place.
Option awards under the compensation programs discussed above are made at regular or special Compensation Committee meetings. The effective date for such grants is the date of such meeting. The Company may also make grants of equity incentive awards at the discretion of the Compensation Committee or the board of directors in connection with the hiring of new executive officers and other employees.
On December 31, 2006, unexercised options covering 592,126 shares were outstanding under the 1989 Stock Option Plan and the amended 1999 Stock Option Plan combined, and 299,300 shares remained available for future stock option grants under the Company’s 1999 Stock Option Plan. At December 31, 2006, the Chief Executive Officer held vested stock options to purchase 289,500 shares having a market value of $6,371,895 at a cost of $1,666,190, for a potential gain of $4,705,705. On the same date, the Chief Financial Officer held vested stock options to purchase 72,000 shares having a market value of $1,584,720 at a cost of $403,750, for a potential gain of $1,126,970.
During the 2006 fiscal year, the only named executive officer to receive an equity incentive award was Kevin Kieffer, who received options to purchase 50,000 shares under the Company’s 1999 Stock Option Plan as part of his incentive to join the Company. For a more complete description of Mr. Kieffer’s option award, see the “Grants of Plan Based Awards” table contained herein.

In determining the number of options to be granted to executives and the frequency of option grants, we take into account the individual’s position, scope of responsibility, ability to affect profitability , the individual’s performance and the value of stock options in relation to other elements of total compensation. In addition, since the Company believes that profitability is the most useful measure of management’s effectiveness in creating value for the stockholders, the Company’s profitability in its industry and over the applicable performance measurement periods is also taken into account when determining the number of options to be granted to executives.
Perquisites and Other Personal Benefits Compensation
The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. The amounts shown in the Summary Compensation Table under the heading “Other Compensation” represent the value of Company matching contributions to the executive officers’ 401(k) account, the value of certain life insurance benefits and the incremental cost of vehicle leases and country club memberships to the Company. Executive officers did not receive any other perquisites or other personal benefits or property.
Accounting for Stock-Based Compensation
Beginning on January 1, 2006, the Company began accounting for stock-based payments, including its 1989 Stock Option Plan, in accordance with the requirements of FASB Statement 123(R).
Reasonableness of Compensation
After considering the aggregate compensation paid to the named executive officers in fiscal 2006, the Committee has determined that the compensation is reasonable and not excessive. In making this determination, we considered many factors, including the following:
•	Including base salaries, cash incentive bonuses and stock options, the total compensation levels for the named executive officers are reasonable in relation to executives in similar positions with similar companies.

•	Management has led the Company to record levels of performance in recent years.

•	The executive officers have no severance or change-in-control agreements with the Company.

Report of the Compensation Committee
To the Stockholders of Encore Wire Corporation:
The Compensation Committee has submitted the following report for inclusion in this Proxy Statement:
Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.
Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.
The foregoing report is provided by the following directors, who constitute the Committee:
COMPENSATION COMMITTEE
William R. Thomas, Chairman
Joseph M. Brito
John H. Wilson
Thomas L. Cunningham
Scott D. Weaver

Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006. The Company has not entered into any employment agreements with any employment agreements with any of the named executive officers.
Summary Compensation Table

							Change in
							Pension
							Value and
							Nonquali-
							fied	All
							Deferred	Other
							Comp	Comp
Name and					Option Awards	Non-Equity	Earnings	($)
Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	($)(1)	Incentive Plan Comp	($)	(2)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Daniel L. Jones	2006	400,000	450,000	—	73,250	—	—	25,600 (3)	948,850
President and
CEO

Frank J. Bilban	2006	180,000	150,000	—	49,030	—	—	19,981 (4)	399,011
Vice President
Finance, Chief Financial Officer

David K. Smith	2006	160,000	110,000	—	48,833	—	—	$0	318,833
Vice President — Operations

Kevin Kieffer	2006	116,667	100,000	—	66,587	—	—	$0	283,254
Vice President — Sales (A.)

Rick Gottschalk	2006	120,000	110,000	—	13,350	—	—	$0	243,350
Vice President — Information Technology

A.	Mr. Kieffer was hired on June 1, 2006 at an annual salary of $200,000.

(1)	The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the Company’s 1989 Stock Option Plan and 1999 Stock Option Plan and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 1 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007.
(2)	Any amounts shown in column (i) for company vehicle leases or country club memberships reflect the full incremental cost to the Company of such vehicle lease or country club membership for such calendar year, however, only a portion of such costs represents a perquisite. The club memberships generally are maintained for business entertainment purposes but may also be used for personal use. Pursuant to SEC guidelines, a zero is reported in this column where the aggregate amount of perquisites and other benefits received is less than $10,000.
(3)	The amount in column (i) reflects:
•	$7,500 in matching contributions allocated by the Company to Mr. Jones pursuant to the Company’s 401(k) Plan.

•	$12,767 attributable to Mr. Jones’ use of a Company-provided automobile.

•	$5,196 attributable to the use of a Company country-club membership by Mr. Jones.

•	$137 attributable to life insurance benefits provided by the Company for Mr. Jones pursuant to the Company’s Life Insurance Plan.
(4)	The amount in column (i) reflects:
•	$8,408 in matching contributions allocated by the Company to Mr. Bilban pursuant to the Company’s 401(k) Plan.

•	$6,761 attributable to Mr. Bilban’s use of Company-provided automobile.

•	$4,676 attributable to the use of a Company country club membership by Mr. Bilban.

•	$137 attributable to life insurance benefits provided by the Company for Mr. Bilban pursuant to the Company’s Life Insurance Plan.

Grants of Plan Based Awards

		(i)	(j)
		All Other	All Other
		Stock	Option		(l)
		Awards:	Awards:	(k)	Grant Date
		Number of	Number of	Exercise or	Fair Value
		Shares of	Securities	Base Price of	of Stock
	(b)	Stock or	Underlying	Option	and Option
(a)	Grant	Units	Options	Awards	Awards
Name	Date	(#) (3)	(#)	($/sh)	($)

Kevin Kieffer	9/1/06	—	50,000	$37.95	$0.0
The option award was granted to Mr. Kieffer pursuant to the standard terms of option awards granted under the Encore Wire Stock Option Plan, including; five-year vesting at 20% per year, ten-year life of option, and exercise price set at closing price of the stock on the NASDAQ market on the day of the grant.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
								Equity
			Equity					Incentive
			Incen-					Plan
			tive Plan			Number		Awards:
			Awards:			of	Market	Number of	Equity Incentive
		Number of	Number of			Shares	Value of	Unearned	Plan Awards:
	Number of	Securities	Securities			or Units	Shares or	Shares,	Market or Payout
	Securities	Underlying	Under-			of Stock	Units of	Units or	Value of
	Underlying	Unexercised	lying			That	Stock	Other	Unearned Shares,
	Unexercised	Options	Unexer-	Option	Option	Have	That	Rights	Units or Other
	Options	(#)	cised Unearned	Exercise	Expira-	Not	Have Not	That Have	Rights That Have
	(#)	Unexer-	Options	Price	tion	Vested	Vested	Not Vested	Not Vested
Name	Exercisable	cisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Daniel L. Jones	27,000	—	—	$5.56	01/31/07	—	—	—	—
	150,000	—	—	$4.33	12/16/09	—	—	—	—
	112,500	—	—	$7.70	10/24/11	—	—	—	—

Frank J. Bilban	12,000	—	—	$3.75	06/19/10	—	—	—	—
	15,000	—	—	$4.42	01/05/11	—	—	—	—
	45,000	—	—	$7.70	10/24/11	—	—	—	—

David K. Smith	71,551	—	—	$7.70	10/24/11	—	—	—	—

Kevin M. Kieffer	—	50,000	—	$37.95	09/01/16	—	—	—	—

Rick R. Gottschalk	3,000	3,000	—	$8.40	06/13/12	—	—	—	—

Option Exercises and Stock Vested

Number of Shares
	Acquired on		Number of
	Excercise	Value	Shares Acquired on	Value Realized
	On Exercise	Realized on Exercise	Vesting	on Vesting
	(#)	($)	(#)	($)
Name	(b)	(c)	(d)	(3)
Daniel L. Jones	—	—	—	—

Frank J. Bilban	—	—	—	—

David K. Smith	3,449	$90,709	—	—

Kevin M. Kieffer	—	—	—	—

Rick R. Gottschalk	—	—	—	—
The section entitled “Equity Compensation Plan Information” appearing in Item 5. of the Company’s Form 10-K for the year ending December 31, 2006, sets forth certain information with respect to the Company’s equity compensation plan and is incorporated herein by reference.
Defined Benefit Plans and Other Arrangements
In consideration of the past services of Vincent A. Rego to the Company since its inception and as compensation for Mr. Rego’s future services as a consultant to, and as Chairman Emeritus of the Company, the Board, at a special meeting of the Board of Directors held on February 12, 2007, determined to continue Mr. Rego’s compensation for the period commencing January 1, 2007 and ending February 28, 2008 at $15,000 per month, payable in accordance with the payroll practices of the Company. Other than the arrangement described above with Mr. Rego, the Company has no defined benefit plans and has not entered into any compensation agreements or arrangements with respect to any of its executive officers.
Employment Contracts, Termination of Employment and Change in Control Arrangements
None.
Post-Employment Compensation
The company does not offer any post employment compensation that would be required to be disclosed on the “Pension Benefits” or “Non-qualified Deferred Compensation” table.

Compensation of Directors
Directors have not received fees for serving on the Board of Directors or any committee thereof. The Company has, however, reimbursed directors for reasonable travel, lodging and related expenses incurred in attending Board and committee meetings. In the fourth quarter of 2006, the Board of Directors approved Board fees to be paid to all non-employee Directors at the rate of $5,000 per quarter beginning March of 2007.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during fiscal year 2006 were William R. Thomas, John H. Wilson, and Joseph M. Brito. None of the members of the Compensation Committee was an officer or employee of the Company in the past fiscal year. None of the members has ever served as an officer of the Company. No executive officer of the Company served as a director or a member of the compensation committee of another entity, one of whose executive officers either served on the Board of Directors or on the Compensation Committee.
Certain Relationships and Related Party Transactions
Policies and Procedures
The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing and approving all material transactions with any related party, as set forth in the Related Party Transactions Policy adopted by the Board of Directors. However, in certain cases, transactions have been approved by a committee consisting of all independent directors. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. The Nominating and Corporate Governance Committee Charter is attached as Annex C, and is available at www.encorewire.com under Investor Relations — Corporate Governance Documents.
To identify related party transactions, each year, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes with the interests of the Company as a whole. Our Code of Business Conduct and Ethics requires all directors, officers and employees who have a conflict of interest to immediately notify their supervisor or our Nominating and Corporate Governance Committee chairman.
We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to the Company in an objective and fair manner. A copy of our Code of Business Conduct and Ethics is available at www.encorewire.com under Investor Relations — Corporate Governance Documents.

Related Party Transactions
The Company uses H & A Trucking for a minor percentage of its freight services. H & A is one of many freight carriers the Company does business with. H & A Trucking is wholly-owned by Mrs. A. Jones, the mother of Daniel L. Jones, a nominee for director and the Company’s President and Chief Executive Officer. The Audit Committee of the Board of Directors has approved the continued use of the transportation services of H & A Trucking and determined that these services are at rates no less favorable than are available from non-affiliated parties. During the year ended December 31, 2006, the Company paid H & A Trucking approximately $275,000 for these services on the basis of rates the Company believes compare favorably with rates charged by other common carriers.
The Company buys reels on which wire is wound, from Lone Star Reel Corporation as well as other reel suppliers. Reels of various types are used by the Company to wind both in process and finished wire. Lone Star Reel is 40% owned by the son-in-law of Donald E. Courtney, a nominee for director. This same ownership group owns Aegis Pallet, which sell pallets to the Company. The Company buys pallets from several suppliers, including Aegis Pallet. The Audit Committee of the Board of Directors has approved the continued use of Lone Star Reel and Aegis Pallet as suppliers subject to continued determinations that any and all such purchases are at prices no less favorable than are available from non-affiliated parties. During the year ended December 31, 2006, the Company paid Lone Star Reel approximately $5,144,000, and Aegis Pallet approximately $970,000.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Based on the recommendation of the Audit Committee, Ernst & Young LLP, which has served as the Company’s independent registered public accounting firm since the Company’s inception, has been appointed by the Board of Directors to serve as independent auditors of the Company for the year ending December 31, 2007, subject to the ratification of such appointment by the stockholders of the Company. Although it is not required to do so, the Board of Directors is submitting the selection of auditors for ratification in order to obtain the stockholders’ approval of this appointment. The appointment of auditors will be approved by a vote of a majority of the holders of shares of Common Stock having voting power present in person or represented by proxy. If the selection is not ratified, the Board of Directors will reconsider the appointment. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.
The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements and internal control over financial reporting for the years ended December 31, 2006 and 2005, and fees billed for other services rendered by Ernst & Young LLP during 2006 and 2005:

	2006	2005

Audit Fees (a)	$464,400	$415,344
Audit-related Fees (b)	19,000	17,500
Tax Fees (c)	—	47,185
All Other Fees (d)	2,706	2,957

Total	$486,106	$482,986

(a)	Audit Fees

Fees and expenses paid to Ernst & Young LLP for the audit of internal control over financial reporting and of the consolidated financial statements included in the Company’s Annual Report on Form 10-K, the reviews of the interim consolidated financial information included in the Company’s Quarterly Reports on Form 10-Q, consultations concerning financial accounting and reporting, and reviews of documents filed with the SEC and related consents.

(b)	Audit-Related Fees

Fees and expenses paid to Ernst & Young LLP for consultation on internal control matters, benefit plans and other special audits.

(c)	Tax Fees

Fees and expenses paid to Ernst & Young LLP for tax compliance, tax planning, and tax advice.

(d)	All Other Fees

Consists of fees for annual access to Ernst & Young LLP online accounting research database.
The Audit Committee considered the level of fees rendered by Ernst & Young LLP and concluded that the services were compatible with maintaining Ernst & Young LLP’s independence.
The Audit Committee pre-approves audit and permissible non-audit services provided by the independent auditor. The fees enumerated above for 2006 were all pre-approved by the Audit Committee. The Audit Committee follows certain procedures regarding the pre-approval of services provided by the independent auditor. Under these procedures, pre-approval is generally provided for up to one year and any pre-approval is detailed and specific as to the particular service to be provided. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting of the Audit Committee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007
STOCKHOLDER PROPOSALS AND OTHER MATTERS
It is contemplated that the 2008 annual meeting of Stockholders of the Company will take place during the first half of May 2008. Stockholder proposals for inclusion in the Company’s proxy materials for the 2008 annual meeting of Stockholders must be received by the Company at its offices in McKinney, Texas, addressed to the Secretary of the Company, not less than 120 days in advance of the date that is one year after this proxy statement is first distributed to stockholders; provided, that if the 2008 annual meeting of Stockholders is changed by more than 30 days from the presently contemplated date, then proposals must be received a reasonable time in advance of the meeting.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2006, all of its directors, officers and more than 10 percent beneficial owners complied with all applicable Section 16(a) filing requirements.

ANNUAL REPORT
The Company has provided without charge to each person whose proxy is solicited hereby a copy of the 2006 Annual Report of the Company, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (including the consolidated financial statements) filed with the SEC. Additional copies of the Annual Report may be obtained without charge upon written request to the Company, Encore Wire Corporation, 1410 Millwood Road, McKinney, Texas, 75069, Attention: Corporate Secretary.
OTHER BUSINESS
At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If, however, any other matters are properly brought before the 2007 Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote such proxy on such matters in accordance with their best judgment.
By Order of the Board of Directors
Frank J. Bilban,
Vice President — Finance, Treasurer,
Secretary and Chief Financial Officer

ANNEX A
Audit Committee Charter
ENCORE WIRE CORPORATION
AMENDED AND RESTATED CHARTER
OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
I. PURPOSE
     This Charter (“Charter”) shall govern the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Encore Wire Corporation, a Delaware corporation (the “Corporation”). The purpose of the Committee is to (1) manage the engagement of the outside auditors and (2) assist and direct the Board in fulfilling its oversight responsibilities by conducting thorough reviews of: financial statements and reports provided by the Corporation to the government or to the public; the Corporation’s systems of internal controls regarding finance, accounting, and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this purpose, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary responsibilities are to:
•	Monitor the Corporation’s accounting and financial reporting processes and systems of internal controls regarding finance and accounting.

•	Monitor the independence and performance of the Corporation’s outside auditors.

•	Provide an avenue of communication among the Board, the outside auditors, and financial and senior management of the Corporation.

•	Appoint and discharge, in its sole discretion, the corporation’s outside auditors.
In discharging its duties, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and, for this purpose, to engage on behalf of the Committee independent legal, accounting and other advisers at the Corporation’s expense. The Committee shall have sole authority to approve related fees and retention terms.
II. COMPOSITION
The Committee shall be comprised of three or more directors, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of that person’s independent judgment as a member of the Committee. Each member of the Committee shall meet all requirements for independence and experience promulgated by the National Association of Securities Dealers, Inc. (“NASD”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”) as applicable to the Corporation. Each member shall be able to read and understand fundamental financial statements, and at least one member shall be a financial expert as defined by the rules and regulations of the Commission and NASD. Furthermore, no member shall have participated in the preparation of the financial statements of the Corporation or any subsidiary of the Corporation during the past three years.

Members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until their successors are duly elected and qualified. If a member is unable to serve a full term, the Board shall select a replacement. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee.
III. MEETINGS
The Committee shall meet at least four times annually, and more frequently as circumstances dictate. The Committee, or its Chairman, shall communicate each quarter with the outside auditors and management to review the Corporation’s interim financial statements in accordance with Section V.2., below. The Committee shall meet at least annually with management and the outside auditors in accordance with Section V.3., below. Such meetings and communications shall be, either in person or by conference telephone call, and shall be separate or together, at the discretion of the Committee.
IV. ACCOUNTABILITY
The independent auditor’s shall be ultimately accountable to the Committee, as representatives of the Corporation’s shareholders. The Committee shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditors.
V. RESPONSIBILITIES
The responsibility of the Committee shall be to oversee the Corporation’s financial reporting process on behalf of the Board and to report the results of such oversight activities to the Board and to the shareholders of the Corporation. The responsibility of management is to prepare the Corporation’s financial statements. The responsibility of the outside auditors is to audit those financial statements. To fulfill its responsibilities the Committee shall:
Documents/Reports Review
1. Review and reassess the adequacy of this Charter, at least annually, as conditions dictate.
2. Prior to filing, review each Form 10-Q Quarterly Report for the Corporation with management and the outside auditors, in accordance with Statement on Auditing Standards No. 71 (“SAS No. 71”), and considering Statement on Auditing Standards No. 61 (“SAS No. 61”) as it relates to interim financial information.
3. Prior to filing, review and discuss the audited financial statements of the Corporation with management and the outside auditors, with specific attention to those matters required to be discussed by SAS No. 61.
4. Receive that formal written statement required by Independence Standards Board Standard No. 1 (“ISB Standard No. 1”) from the outside auditors and discuss with them that statement and their independence from management and the Corporation.

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5. Based on the review and discussions set forth above, determine whether to recommend to the Board that the audited financial statements of the Corporation be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission.
6. Ascertain whether the members of the Committee continue to be independent (as heretofore defined) with respect to management and the Corporation.
7. Review as received the regular internal reports to management prepared by the financial staff and discuss them with management as necessary.
Outside auditors
8. Exercise its sole discretion in determining the appointment, funding and discharge of the Corporation’s outside auditors.
9. Prior to commencement of work on the annual audit by the outside auditors, discuss with them the overall scope and plan for their audit and discuss with management and the outside auditors the adequacy and effectiveness of the Corporation’s accounting and financial controls.
10. Review and pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Corporation by its outside auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act; provided, however, that the following services are not “permitted non-audit services”:
•	bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Committee determines, by regulation, is impermissible.
11. Provide an open avenue of communication among the outside auditors, financial and senior management and the Board and resolve disagreements between management and the outside auditors regarding financial reporting.
12. Instruct the outside auditors that the outside auditors are ultimately responsible to, and shall report directly to, the Committee.

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13. Review and discuss reports from the outside auditors on:
•	all critical accounting policies and practices to be used;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor; and

•	other material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.
14. Obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act and assurance that Section 10A(b) of the Exchange Act has not been implicated.
Financial Reporting Processes
15. Review and discuss with the outside auditors their evaluation of the Corporation’s financial reporting processes, both internal and external.
16. Review and discuss with the outside auditors’ their judgment about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.
17. With respect to reporting and recommendations:
•	to prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Securities and Exchange Commission;

•	to review this Charter at least annually and recommend any changes to the full Board; and

•	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate, including recommending to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.
Process Improvement
18. Review and discuss with the outside auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been or can be implemented.
19. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the

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confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
Legal Matters
20. Review, with the Corporation’s counsel (a) legal compliance matters and (b) other legal matters that could have an impact on the Corporation’s financial statements.
21. Review disclosures made to the Committee by the Corporation’s CEO and CFO, during their certification process for the Form 10-K and Form 10-Q, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.
Other Matters
22. Review all related party transactions for potential conflicts of interest on an ongoing basis and pre-approve any such transactions.
Adopted: February 13, 2004

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ANNEX B
Compensation Committee Charter
ENCORE WIRE CORPORATION
COMPENSATION COMMITTEE CHARTER
PURPOSE OF COMMITTEE
     The primary purposes of the Compensation Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of Encore Wire Corporation (the “Company”) by: (1) overseeing the Company’s compensation and employee benefit plans and practices, including its executive compensation, incentive compensation, and equity-based compensation plans, and (2) producing an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations. This Compensation Committee Charter (this “Charter”) governs the operations of the Committee of the Board of the Company.
COMMITTEE MEMBERSHIP AND OPERATIONS
     The Committee shall consist of no fewer than three members, each of whom shall be a director of the Company. Each member of the Committee shall (a) meet the listing standards of The NASDAQ Stock Market (“NASDAQ”) relative to independence and all other applicable legal requirements, (b) be a “non-employee director” as that term is defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (c) be an “outside director” as that term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Members shall be appointed and replaced by the Board. A majority of the members of the Committee shall constitute a quorum.
     The Board shall designate one member of the Committee as its chairman. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairman, with further meetings to occur or actions to be taken by unanimous written consent when deemed necessary or desirable by the Committee or its chairman.
     Following each of its meetings, the chairman of the Committee shall deliver a report to the Board on the meeting, either verbally or in writing, including a description of actions taken by the Committee at the meeting and recommendations to the Board. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company. In fulfilling its responsibilities, as set forth below, the Committee shall have authority to delegate its authority to subcommittees or members as the Committee deems necessary or desirable.
COMMITTEE AUTHORITY AND RESPONSIBILITIES
     The Committee shall have the following authority and responsibilities:
     1. To review at least annually the goals and objectives and the structure of the Company’s plans for executive compensation, incentive compensation, equity-based compensation, and its general compensation plans and employee benefit plans (including retirement and health insurance plans), and to recommend to the Board any new plans or any changes in the objectives and structure of such plans as the Committee deems necessary or desirable.
     2. To evaluate annually the performance of the Company’s chief executive officer (the “CEO”), in light of the goals and objectives of the Company’s executive compensation plans, and to determine his or her compensation level based on this evaluation. In determining the incentive components of the CEO’s compensation, the Committee shall consider those factors it deems relevant, including the Company’s performance, and the CEO’s contribution to that performance. The CEO shall not be present during voting or deliberations during the Committee’s determination of his or her compensation.
     3. To annually review and determine the compensation level of all other executive officers of the Company, in light of the goals and objectives of the Company’s executive compensation plans.
     4. In consultation with the CEO, to oversee the annual evaluation of management of the Company, including the other executive officers and key employees of the Company.
     5. Periodically, as the Committee deems necessary or desirable and pursuant to the applicable equity-based compensation plan, to grant, or recommend that the Board grant, equity-based compensation awards to any officer or employee of the Company for such number of shares of common stock as the Committee, in its sole discretion, shall deem to be in the best interest of the Company.
     6. To perform such duties and responsibilities as the Board may assign to the Committee regarding the terms of any compensation plans and to review and approve the amount and terms of all individual stock options that the Committee recommends that the Board grant.
     7. To recommend to the Board all equity-based compensation plans, including prior approval of those plans that are subject to shareholder approval under the listing standards of NASDAQ.
     8. To meet with management to review and discuss the Compensation Discussion and Analysis (the “CD&A”) required by the Securities and Exchange Commission’s (the “SEC”) rules and regulations. The Committee will recommend to the Board whether the CD&A should be included in the Company’s proxy statement or other applicable SEC filings. The Committee will prepare a Compensation Committee Report for inclusion in the Company’s applicable filings with the SEC. The report will state whether the Committee reviewed and discussed with management the CD&A, and whether, based on such review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s proxy statement or other applicable SEC filings.
     9. To annually review and reassess the adequacy of this Charter and recommend any changes to the full Board.
     The Committee shall perform any other activities consistent with this Charter, the Company’s Bylaws and governing laws as the Committee or the Board deems necessary or desirable.

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COMMITTEE RESOURCES
     In fulfilling its responsibilities, the Committee shall have the authority, and shall be afforded resources sufficient, to engage independent compensation consultants or legal advisors when determined by the Committee to be necessary or desirable. The Committee shall have sole authority to retain and terminate any such consultant or legal advisor, including sole authority to approve the fees and other retention terms.
Adopted: March 4, 2004
Amended: February 12, 2007

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ANNEX C
Nominating and Corporate Governance Committee
ENCORE WIRE CORPORATION
NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER
PURPOSE OF COMMITTEE
     The Nominating and Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Encore Wire Corporation (the “Company”) to (1) assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and recommend to the Board the director nominees for the next annual meeting of stockholders; (2) study, advise and make recommendations concerning criteria for Board membership, the number of directors to comprise the full Board, the Board’s composition and committee structure, and schedules and procedures for regular Board meetings; (3) assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; (4) lead the Board in its annual review of Board performance; (5) recommend to the Board, on an annual basis, director nominees for each Board committee; and (6) review any Related Party Transactions presented to the Committee, in accordance with the Company’s Related Party Transactions Policy.
COMMITTEE MEMBERSHIP
     The Committee shall consist of no fewer than three members, each of whom shall be a director of the Company. Each member of the Committee shall meet the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”) relating to independence and all other applicable legal requirements. The Committee will also consider the absence or presence of material relationships with the Company that might impact independence. Members shall be appointed and replaced by the Board. A majority of the members of the Committee shall constitute a quorum.
COMMITTEE STRUCTURE AND OPERATIONS
     The Board shall designate one member of the Committee as its chairman. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairman, with further meetings to occur or actions to be taken by unanimous written consent when deemed necessary or desirable by the Committee or its chairman.
COMMITTEE AUTHORITY AND RESPONSIBILITIES
     1. The Committee shall have the responsibility to develop and recommend criteria for the selection of new directors to the Board, including, but not limited to diversity, age, skills, experience, time availability (including the number of other boards he or she sits on in the context of the needs of the Board and the Company) and such other criteria as the Committee shall determine to be relevant at the time. The Committee shall have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by the listing standards of the NASD and all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

     2. When vacancies occur or otherwise at the direction of the Board, the Committee shall actively seek individuals whom the Committee determines meet such criteria and standards for recommendation to the Board.
     3. Periodically, as the Committee deems necessary or desirable, the Committee shall study, advise and make recommendations concerning the number of directors to comprise the full Board, the Board’s composition, committee structure and composition and matters related to corporate governance.
     4. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms, at the Company’s expense. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.
     5. The Committee shall oversee an annual evaluation of the Board and management. In connection with the annual evaluation of the Board, the Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance. Such report by the Committee may be written or oral.
     6. The Committee shall recommend to the Board, on an annual basis, nominees for election as directors for the next annual meeting of stockholders.
     7. The Committee shall recommend to the Board the nominees for appointment to Committees of the Board on at least an annual basis.
     8. The Committee may form and delegate authority to subcommittees or members as the Committee deems necessary or desirable.
     9. The Committee shall make written or oral reports to the Board as the Committee deems necessary or desirable or upon request of the Board.
     10. The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company and (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.
     11. Minutes of each meeting of the Committee shall be compiled and presented to the Board at the following Board meeting.
     12. Periodically, as the Committee deems necessary or desirable, the Committee shall review and reassess the adequacy of the Code of Business Conduct and Ethics of the Company and recommend any proposed changes to the Board for approval.
     13. The Committee shall consider all stockholder recommendations relating to the nomination of a member of the Board and recommend to the Board appropriate action on each such stockholder recommendation.
     14. The Committee shall review any Related Party Transactions presented to the Committee, in accordance with the Company’s Related Party Transactions Policy.
Adopted: February 13, 2004
Amended: February 12, 2007

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ANNEX D
ANNUAL MEETING OF STOCKHOLDERS OF
ENCORE WIRE CORPORATION
May 1, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê   Please detach along perforated line and mail in the envelope provided.   ê
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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS:				2.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.	☐	☐	☐

		NOMINEES:
☐	FOR ALL NOMINEES	O O O O	Daniel L. Jones William R. Thomas, III Joseph M. Brito Donald E. Courtney		3.	The above-named attorney and proxy (or his substitute) is authorized to vote in his discretion upon such other business as may properly come before the meeting or any adjournment thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O O	Thomas L. Cunningham John H. Wilson Scott D. Weaver
☐	FOR ALL EXCEPT (See instructions below)
This proxy when properly executed will be voted in the manner directed hereby by the undersigned stockholder. If no direction is made, this proxy will be voted FOR management’s nominees for election as directors and FOR each of the other proposals set forth above.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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ENCORE WIRE CORPORATION
THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS
     The undersigned hereby appoints DANIEL L. JONES and FRANK J. BILBAN, and each of them, as the undersigned’s attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of ENCORE WIRE CORPORATION (the “Company”) held of record by the undersigned on March 2, 2007, at the annual meeting of stockholders to be held on May 1, 2007 or any adjournment thereof.
(Continued and to be signed on the reverse side)

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